UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2020

BRT APARTMENTS CORP.

(Exact name of Registrant as specified in charter)

Maryland	001-07172	13-2755856
(State or other jurisdiction	(Commission file No.)	(IRS Employer
of incorporation)		I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐       Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Information.

On or about March 16, 2020, we filed a Notification of Late Filing on Form 12b-25 extending the time (the “Extension Period”) to file our Annual Report on Form 10- K for the year ended December 31, 2019 (the “Annual Report”) as permitted by such rule reporting, among other things, that we were delaying the issuance of our earnings release as we are evaluating (the “Evaluation”) whether our operating results and assets and liabilities of many of our joint ventures should be presented in our Annual Report on a consolidated or unconsolidated basis.

While we intend to file our Form 10-K during the Extension Period, we may be unable to do so because of the impact of COVID-19, which, among other things, due to travel limitations and the requirements of “social distancing,” has adversely impacted and continues to adversely impact the ability of the individuals performing the Evaluation to complete such task on a timely basis.

Accordingly, as and to the extent the Company is unable to file the Annual Report during the Extension Period, we may rely upon the order (the “ Order”) issued by the Securities and Exchange Commission(the “SEC”) on March 4, 2020 pursuant to Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), extending the time (the “Extended Extension Period”) in which certain reports required to be filed pursuant to the Exchange Act are filed, and we are furnishing this Form 8-K as required pursuant to such order. We expect to file our Annual Report prior to the Extended Extension Period, if not earlier.

Risk Factor

The outbreak of widespread contagious disease, such as the novel Coronavirus, could adversely impact the value of our investments and properties.

The outbreak of widespread contagious disease, such as the novel Coronavirus or COVID-19, could adversely impact the ability of (i) our tenants, many of whom must work at their employers’ places of business and cannot work remotely, to pay their rent as and when due and (ii) and our property managers to properly manage our properties. Our business will be adversely impacted if our tenants do not timely pay their rents or we are unable to properly maintain our properties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT APARTMENTS CORP.

Date: March 16, 2020	By:	/s/ George Zweier
George Zweier,
Vice President and Chief Financial Officer

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